                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                    IRON MOUNTAIN INCORPORATED
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement,
                           if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No Fee Required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials:
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           IRON MOUNTAIN INCORPORATED
                              745 ATLANTIC AVENUE
                          BOSTON, MASSACHUSETTS 02111

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 1, 2000

To the Shareholders of
    IRON MOUNTAIN INCORPORATED:

    Iron Mountain Incorporated will hold its 2000 Annual Meeting of Shareholders at the offices of Sullivan & Worcester LLP, One Post Office Square, 23rd Floor, Boston, Massachusetts, on June 1, 2000 at 10:00 a.m. local time for the following purposes:

    1. To elect four Class III Directors for a three-year term or until their successors are elected and qualified;

    2. To ratify the selection by the Board of Directors of Arthur Andersen LLP as our independent public accountants for the year ending December 31, 2000; and

    3.  To transact such other business as may properly come before the meeting.

    Attached to this notice is a Proxy Statement relating to the proposals to be considered at the meeting. The Board of Directors has fixed the close of business on March 23, 2000 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting or any adjournment or postponement thereof. In the event that the Annual Meeting is adjourned for at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

    Your vote is important regardless of the number of shares you own. We request that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the meeting. You may revoke your proxy at any time prior to its exercise or by attending the meeting and voting in person.

    All shareholders are cordially invited to attend the meeting.

                                          By order of the Board of Directors,
                                          GARRY B. WATZKE, SECRETARY

Boston, Massachusetts
April 28, 2000

                           IRON MOUNTAIN INCORPORATED
                              745 ATLANTIC AVENUE
                          BOSTON, MASSACHUSETTS 02111

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 1, 2000

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Iron Mountain Incorporated for use at the Annual Meeting of Shareholders to be held on June 1, 2000 or at any adjournment or postponement thereof.

    Our Annual Report to Shareholders for the year ended December 31, 1999 is being mailed to shareholders with the mailing of this Proxy Statement on or about April 28, 2000.

    We will bear all costs of solicitation of proxies. In addition to solicitations by mail, our Directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy and personal interviews. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

EXPLANATORY NOTE

    On February 1, 2000, Iron Mountain Incorporated, a Delaware corporation ("Old Iron Mountain"), acquired Pierce Leahy Corp., a Pennsylvania corporation ("Pierce Leahy"). Because the transaction was structured as a reverse merger, Old Iron Mountain merged with and into Pierce Leahy, and Pierce Leahy survived the merger. Immediately after the merger, Pierce Leahy changed its name from Pierce Leahy Corp. to Iron Mountain Incorporated ("Iron Mountain," the "Company" or "we"). Based on the number of shares of Old Iron Mountain and Pierce Leahy common stock outstanding, immediately after the merger former stockholders of Old Iron Mountain owned approximately 65% of the Company's common stock, $.01 par value per share ("Common Stock"). Because of this share ownership, Old Iron Mountain is considered the acquiring entity for accounting purposes, and the Company adopted Old Iron Mountain's financial statements as its own upon the completion of the merger. In connection with the merger, Old Iron Mountain's Board of Directors and top executive officers became the Board of Directors and executive officers of the Company, except that J. Peter Pierce and Howard D. Ross were also elected Directors, J. Peter Pierce became the President of the Company and David S. Wendell became the Senior Vice President of the Company. In order to provide comprehensive disclosure, items in this Proxy Statement containing historical information include disclosures for both Old Iron Mountain and Pierce Leahy.

REVOCABILITY OF PROXIES

    Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised. You may revoke your proxy by delivering to the Secretary of the Company at the address given above a written notice of revocation or another duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

RECORD DATE, VOTING AND SHARE OWNERSHIP

    Our Common Stock is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. On March 23, 2000, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), 54,385,639 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter.

    The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting will constitute a quorum. Shares represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares represented by "broker non-votes" will not be treated as present for purposes of determining a quorum. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

    A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be counted "For" the election of the nominees for Director listed herein and in favor of the other matters set forth in the Notice of Annual Meeting accompanying this Proxy Statement. Abstentions and broker non-votes do not affect the election of the Directors or the ratification of the accountants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information known to us with respect to beneficial ownership of Common Stock by (i) each Director, (ii) the Chief Executive Officer and the other four most highly compensated executive officers in the Company, (iii) all Directors and executive officers of the Company as a group and (iv) each shareholder known by us to be the beneficial owner of more than five percent of the Common Stock. Such information is presented as of March 1, 2000, except as otherwise indicated.

                                                                 AMOUNT OF BENEFICIAL
                                                                     OWNERSHIP(1)
                                                              --------------------------
NAME                                                            SHARES     PERCENT OWNED
----                                                          ----------   -------------
DIRECTORS AND EXECUTIVE OFFICERS
C. Richard Reese(2).........................................   1,690,729         3.1%
J. Peter Pierce(3)..........................................   7,283,894        13.4%
John F. Kenny, Jr.(4).......................................     191,667           *
David S. Wendell(5).........................................     275,166           *
Harold E. Ebbighausen(6)....................................      19,399           *
Clarke H. Bailey(7).........................................      56,926           *
Constantin R. Boden(8)......................................      33,775           *
Kent P. Dauten(9)...........................................   1,411,682         2.6%
Eugene B. Doggett(10).......................................      14,955           *
B. Thomas Golisano(11)......................................   1,523,095         2.8%
Arthur D. Little(12)........................................      41,220           *
Howard D. Ross(13)..........................................           0           *
Vincent J. Ryan(14).........................................   5,043,080         9.3%
All Directors and executive officers as a group (13
  persons)(15)..............................................  17,585,588        32.4%

FIVE PERCENT SHAREHOLDERS
Leo W. Pierce, Sr.(16)......................................   7,422,756        13.7%
Schooner Capital LLC(17)....................................   2,736,076         5.0%
Thomas W. Smith(18).........................................   3,850,130         7.1%
Thomas N. Tryforos(19)......................................   3,107,393         5.7%
Wellington Management Company, LLP(20)......................   3,557,400         6.6%

------------------------

*Less than 1%

(1) Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Mr. Reese is a Director, Chairman of the Board and Chief Executive Officer of the Company. Includes 22,825 shares of Common Stock held in trusts for the benefit of Mr. Reese's children, as to which Mr. Reese disclaims beneficial ownership. Also includes 874,249 shares of Common Stock as to which Mr. Reese shares beneficial ownership with Schooner Capital LLC ("Schooner") as a result of a 1988 deferred compensation arrangement, as amended, between Schooner and Mr. Reese relating to Mr. Reese's former services as President of the predecessor corporation to Schooner. Pursuant to such arrangement, upon the earlier to occur of (i) Schooner's sale or exchange of substantially all of the shares of Common Stock held by Schooner or (ii) the cessation of Mr. Reese's employment with the Company, Schooner is required to transfer such shares of Common Stock to Mr. Reese or remit to

    Mr. Reese cash in an amount equal to the then current fair market value of such shares of Common Stock. Schooner has agreed to vote the shares of Common Stock subject to such arrangement at the direction of Mr. Reese.

(3) Mr. Pierce is a Director and President of the Company. Includes 7,265,744 shares held in a voting trust pursuant to a Voting Trust Agreement dated June 24, 1997 (as amended or restated from time to time, the "Voting Trust"), some of which are also subject to proxies (the "Proxies") granted under such Voting Trust Agreement. Mr. Pierce and Leo W. Pierce, Sr., as co-trustees of the Voting Trust (the "Trustees") and the persons granted voting rights under the Proxies, share power to vote the shares held in the Voting Trust or subject to the Proxies. In the event that the two Trustees disagree as to how to vote the shares held subject to the Voting Trust or the Proxies, one-half of the shares subject to the Voting Trust and/or Proxies will be voted at the direction of each Trustee. The beneficial owners of the interests in the Voting Trust and/or subject to the Proxies have the right to dispose of the shares to which they have beneficial interests.

(4) Mr. Kenny is the Executive Vice President and Chief Financial Officer and a Director of the Company. Includes 179,520 shares that Mr. Kenny has the right to acquire pursuant to currently exercisable options.

(5) Mr. Wendell is a Senior Vice President of the Company. Includes 268,049 shares that Mr. Wendell has the right to acquire pursuant to currently exercisable options.

(6) Mr. Ebbighausen is the President of Arcus Data Security, Inc. Includes 18,764 shares that Mr. Ebbighausen has the right to acquire pursuant to currently exercisable options.

(7) Mr. Bailey is a Director of the Company. Includes 2,455 shares that Mr. Bailey has the right to acquire pursuant to currently exercisable options.

(8) Mr. Boden is a Director of the Company. Includes 2,455 shares that Mr. Boden has the right to acquire pursuant to currently exercisable options.

(9) Mr. Dauten is a Director of the Company. Includes 2,455 shares that Mr. Dauten has the right to acquire pursuant to currently exercisable options.

(10) Mr. Doggett is a Director of the Company. Includes 2,455 shares that Mr. Doggett has the right to acquire pursuant to currently exercisable options.

(11) Mr. Golisano is a Director of the Company. Includes 7,882 shares that Mr. Golisano has the right to acquire pursuant to currently exercisable options.

(12) Mr. Little is a Director of the Company. Includes 37,500 shares held by The Little Family Trust, as to which Mr. Little disclaims beneficial ownership, as well as 2,455 shares that Mr. Little has the right to acquire pursuant to currently exercisable options.

(13) Mr. Ross is a Director of the Company.

(14) Mr. Ryan is a Director of the Company. Includes 2,455 shares that Mr. Ryan has the right to acquire pursuant to currently exercisable options. Also includes 2,736,076 shares of Common Stock held by Schooner, as to which Mr. Ryan has sole voting power and investment power as the Chairman of the Board of Schooner and the principal stockholder of Schooner Capital Trust, the sole member of Schooner. Mr. Ryan's address is c/o Schooner Capital LLC, 745 Atlantic Avenue, Boston, Massachusetts 02111. See footnote
    (17) regarding shares held by Schooner.

(15) Includes 488,945 shares that Directors and executive officers have the right to acquire pursuant to currently exercisable options.

(16) Includes 153,712 shares held in the Pierce Family Foundation, of which Mr. Pierce is a co-trustee, and 7,265,744 shares held in the Voting Trust described in footnote (3). Mr. Pierce's address is 443 Silver Moss Drive, John's Island, Vero Beach, Florida 32963.

(17) Mr. Ryan is the Chairman of the Board of Schooner and the principal stockholder of Schooner Capital Trust, the sole member of Schooner, and, accordingly, has sole voting and investment power with respect to the shares of Common Stock held by Schooner. Includes 874,249 shares of Common Stock as to which Schooner shares beneficial ownership with Mr. Reese as described in footnote (2). Schooner has agreed to vote the shares of Common Stock subject to such arrangements at the direction of Mr. Reese. The address of Schooner Capital LLC is 745 Atlantic Avenue, Boston, Massachusetts 02111.

(18) This information is presented as of December 31, 1999, and is based solely on a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on March 15, 2000. Mr. Smith has sole voting and dispositive power over 766,490 shares and has shared voting and dispositive power over 3,083,640 shares with Mr. Tryforos. The address of Mr. Smith is 323 Railroad Avenue, Greenwich, Connecticut 06830.

(19) This information is presented as of December 31, 1999, and is based solely on a Schedule 13G filed with the SEC on March 15, 2000. Mr. Tryforos has sole voting and dispositive power over 23,753 shares and has shared voting and dispositive power over 3,083,640 shares with Mr. Smith. The address of Mr. Tryforos is 323 Railroad Avenue, Greenwich, Connecticut 06830.

(20) This information is presented as of December 31, 1999, and is based solely on a Schedule 13G/A filed with the SEC on February 11, 2000. Wellington Management Company, LLP has shared voting power over 2,538,600 shares and shared dispositive power over 3,557,400 shares. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

                                     ITEM 1
                             ELECTION OF DIRECTORS

    The Board of Directors currently consists of eleven Directors. There are three classes of Directors who serve for a three-year term and are elected on a staggered basis, one class of Directors standing for election each year. The term of the Class III Directors, Kent P. Dauten, Arthur D. Little, J. Peter Pierce and C. Richard Reese, will expire at the Annual Meeting; the term of the Class I Directors, Clarke H. Bailey, Constantin R. Boden and Eugene B. Doggett, will expire at the 2001 Annual Meeting of Shareholders; and the term of the Class II Directors, B. Thomas Golisano, John F. Kenny, Jr., Howard D. Ross and Vincent J. Ryan, will expire at the 2002 Annual Meeting of Shareholders. Directors of each class hold office until the third annual meeting of the shareholders of the Company following their election or until their successors are elected and qualified.

    At the Annual Meeting, the four Class III Directors are to be elected to serve until our 2003 Annual Meeting of Shareholders, or until their successors are elected and qualified. The Board of Directors has selected as nominees the current Class III Directors of the Company, Kent P. Dauten, Arthur D. Little,
J. Peter Pierce and C. Richard Reese. Each has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable to serve. In connection with the merger of Old Iron Mountain and Pierce Leahy, certain members of the Pierce family and related trusts entered into a voting agreement that limits their ability to transfer their shares of the Company's stock for a period after the merger. These restrictions expire automatically on the fifth anniversary of the closing of the merger, or sooner if (i) the shares subject to the voting agreement represent less than five percent of the Company's outstanding stock or (ii) J. Peter Pierce no longer serves as a Director of the Company, other than if he resigns or refuses to accept the nomination of the Company's Board of Directors.

    Our executive officers were last elected on February 1, 2000, upon the completion of the merger of Old Iron Mountain and Pierce Leahy. At a meeting to be held immediately following the Annual Meeting, the Board of Directors currently intends to reelect the current executive officers of the Company. All executive officers hold office at the discretion of the Board of Directors until the first meeting of the Board of Directors following the next annual meeting of shareholders and until their successors are chosen and qualified. Except for T. Anthony Ryan, the Company's Vice President, Real Estate, and Vincent J. Ryan, a Class II Director, who are brothers, there are no family relationships between or among any of our officers or Directors.

REQUIRED VOTE

    The affirmative vote of holders of a plurality of the votes properly cast at the Annual Meeting is required to elect each Class III Director. For purposes of determining which nominees receive a plurality, only those cast "For" or "Against" are included, and any abstentions or broker non-votes will not count in making that determination.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW TO SERVE AS CLASS III DIRECTORS OF IRON MOUNTAIN UNTIL THE 2003 ANNUAL MEETING OF SHAREHOLDERS, OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

    Set forth below are the name and age of each Class III Director, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a Director, as of March 30, 2000.

                                     PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE
NOMINEE                                        DURING THE PAST FIVE YEARS
-------                       ------------------------------------------------------------
Kent P. Dauten                Mr. Dauten is a Class III Director of the Company, a
  Age 44                      position he has held since February 2000. Prior to the
                              merger of Old Iron Mountain and Pierce Leahy, he had been a
                              Director of Old Iron Mountain since November 1997. He also serves as President of Keystone Capital, Inc., a management and consulting advisory service firm, a position he has held since March 1994. In February 1995, Mr. Dauten founded
                              HIMSCORP, Inc. (d/b/a Record Masters) and served as its
                              President until its acquisition by Old Iron Mountain in
                              November 1997. Mr. Dauten currently serves as a Director of
                              Health Management Associates, Inc., a hospital management
                              firm, and is a Trustee of ElderTrust, a health care real
                              estate investment trust. Mr. Dauten holds a Master of
                              Business Administration degree from Harvard Business School.

Arthur D. Little              Mr. Little is a Class III Director of the Company, a
  Age 56                      position he has held since February 2000. Prior to the
                              merger, he had been a Director of Old Iron Mountain since
                              November 1995. Mr. Little is a principal of The Little
                              Investment Company, which he founded in 1992. Prior to that, he was Managing Director of and also a partner in
                              Narragansett Capital, Inc., a private investment firm. He
                              holds a Bachelor of Arts degree in history from Stanford
                              University.

J. Peter Pierce               J. Peter Pierce is a Class III Director and the President of
  Age 54                      the Company, positions he has held since February 2000.
                              Prior to the merger, Mr. Pierce had been the President and
                              Chief Executive Officer of Pierce Leahy since 1995 and a
                              Director of Pierce Leahy since the early 1970s. From 1984 to
                              1995, Mr. Pierce was the President and Chief Operating
                              Officer of Pierce Leahy. Prior to 1984, he served in various other capacities with Pierce Leahy, including as Vice
                              President of Operations, General Manager of Connecticut, New
                              York and New Jersey, and Sales Executive. Mr. Pierce
                              attended the University of Pennsylvania and served in the
                              United States Marine Corps.

C. Richard Reese              Mr. Reese is a Class III Director, Chairman of the Board and
  Age 54                      Chief Executive Officer of the Company, positions he has
                              held since February 2000. Prior to the merger, Mr. Reese had been the Chairman of the Old Iron Mountain Board of
                              Directors since November 1995, a Director of Old Iron
                              Mountain since 1990 and the Chief Executive Officer of Old
                              Iron Mountain since 1981. Mr. Reese was also the President of Old Iron Mountain from 1981 until November 1995. Mr.
                              Reese is a member of the investment committee of Schooner.
                              Prior to joining Old Iron Mountain, Mr. Reese lectured at
                              Harvard Business School in "Entrepreneurship" and provided consulting services to small- and medium-sized emerging
                              enterprises. Mr. Reese has also served as the President and a Director of Professional Records and Information Services
                              ("PRISM"), a trade group of approximately 530 members. He
                              holds a Master of Business Administration degree from
                              Harvard Business School.

    Set forth below are the name and age of each other Director and executive officer of the Company, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a Director, as of March 30, 2000.

                                     PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE
NAME                                           DURING THE PAST FIVE YEARS
----                          ------------------------------------------------------------
Clarke H. Bailey              Mr. Bailey is a Class I Director of the Company, a position
  Age 45                      he has held since February 2000. Prior to the merger, he had been a Director of Old Iron Mountain since January 1998. He is Co-Chairman and Director of Highgate Capital LLC, a
                              private equity firm, and Chairman, Chief Executive Officer and a Director of National Fulfillment, Inc., a private
                              company. Mr. Bailey was the Chairman and Chief Executive
                              Officer of each of Arcus Group, United Acquisition Company and Arcus Technology Services, Inc. from 1995 until their
                              acquisition by Old Iron Mountain in January 1998. He is a
                              Director of Connectivity Technologies Inc., Swiss Army
                              Brands, Inc. and SWWT, Inc. (formerly known as Sweetwater,
                              Inc.). Mr. Bailey also serves as Chairman and a Director of
                              Glenayre Technologies, Inc. (formerly N-W Group, Inc.), a
                              manufacturing company in the telecommunications industry. He holds a Master of Business Administration degree from The
                              Wharton School, University of Pennsylvania.

Constantin R. Boden           Mr. Boden is a Class I Director of the Company, a position
  Age 63                      he has held since February 2000. Prior to the merger, Mr.
                              Boden had been a Director of Old Iron Mountain since
                              December 1990. Mr. Boden is the principal of Boden Partners
                              LLC and chairman of the advisory board of Boston Capital
                              Ventures, a risk capital concern. For 34 years, until
                              January 1995, Mr. Boden was employed by The First National
                              Bank of Boston, most recently as Executive Vice President,
                              International Banking. He holds a Master of Business
                              Administration degree from Harvard Business School.

Eugene B. Dogget              Mr. Doggett is a Class I Director of the Company, a position
  Age 63                      he has held since February 2000. Prior to the merger, Mr.
                              Doggett had been a Director of Old Iron Mountain since 1990.
                              From 1987 until May 1997, Mr. Doggett was the Chief
                              Financial Officer of Old Iron Mountain, and from 1990 until
                              May 1998, Mr. Doggett was an Executive Vice President of Old
                              Iron Mountain. Mr. Doggett is also a Director of Mac-Gray
                              Corporation, a publicly held supplier of card and
                              coin-operated laundry services in multiple housing
                              facilities. Prior to joining Old Iron Mountain, he had
                              extensive experience in commercial and investment banking, as well as financial and general management experience at
                              senior levels. He holds a Master of Business Administration degree from Harvard Business School.

                                     PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE
NAME                                           DURING THE PAST FIVE YEARS
----                          ------------------------------------------------------------
B. Thomas Golisano            Mr. Golisano is a Class II Director of the Company, a
  Age 58                      position he has held since February 2000. Prior to the
                              merger, Mr. Golisano had been a Director of Old Iron
                              Mountain since June 1997. Mr. Golisano was Chairman of
                              Safesite Records Management Corporation until its
                              acquisition by Old Iron Mountain in June 1997. He founded
                              Paychex Inc., a publicly held, national payroll service
                              company, in 1971 and serves as its Chairman, President and
                              Chief Executive Officer. Mr. Golisano serves on the Board of
                              Trustees of Rochester Institute of Technology and on the
                              boards of several privately held companies. He has also
                              served on the boards of numerous non-profit organizations
                              and is the founder of the B. Thomas Golisano Foundation.

John F. Kenny, Jr.            Mr. Kenny is a Class II Director, a position he has held
  Age 42                      since March 1, 2000, when he was appointed to fill the
                              vacancy created by the resignation of Mr. Wendell. He is
                              also the Executive Vice President and Chief Financial
                              Officer of the Company, positions he has held since February
                              2000. Prior to the merger, he had been the Executive Vice
                              President and Chief Financial Officer of Old Iron Mountain
                              since May 1997. Mr. Kenny joined Old Iron Mountain in 1991 and held a number of operating positions before assuming the position of Vice President of Corporate Development in 1995.
                              Prior to 1991, Mr. Kenny was a Vice President of CS First
                              Boston Merchant Bank, New York, with responsibility for risk capital investments. Mr. Kenny has also served as a Director and the Treasurer of PRISM. He holds a Master of Business
                              Administration degree from Harvard Business School.

Howard D. Ross                Howard D. Ross is a Class II Director of the Company, a
  Age 48                      position he has held since February 2000. In 1999, Mr. Ross was involved in the formation, and is currently a partner, of LLR Equity Partners, L.P., a venture capital fund. From
                              1984 to October 1999, he was a partner at Arthur Andersen
                              LLP. He is also a Director of Premier Research Worldwide,
                              Ltd., a provider of clinical testing and software services primarily to the pharmaceutical industry. Mr. Ross holds a
                              Bachelor of Science degree in economics from The Wharton
                              School, University of Pennsylvania, and is a Certified
                              Public Accountant.

Vincent J. Ryan               Mr. Ryan is a Class II Director of the Company, a position
  Age 64                      he has held since February 2000. Prior to the merger, Mr.
                              Ryan was a Director of Old Iron Mountain for over ten years.
                              Mr. Ryan is the founder of Schooner and has served as the
                              Chairman and Chief Executive Officer of Schooner since 1971.
                              Prior to November 1995, Mr. Ryan served as Chairman of the
                              Old Iron Mountain Board of Directors.

                                     PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE
NAME                                           DURING THE PAST FIVE YEARS
----                          ------------------------------------------------------------
Harold E. Ebbighausen         Mr. Ebbighausen is the President of Arcus Data Security,
  Age 45                      Inc., a subsidiary of the Company, a position he has held
                              since July 1998. Mr. Ebbighausen was an Executive Vice
                              President of Old Iron Mountain from July 1997 until July
                              1998 and a Vice President of Data Security Services of Old
                              Iron Mountain from September 1996 through June 1997. Prior to joining Old Iron Mountain, Mr. Ebbighausen was Vice
                              President of Data Management Services with INSCI
                              Corporation, a software provider for computer output and
                              data storage solutions to optical and CD technology.
                              Previously, he held a number of field management positions with Anacomp, Inc., a service bureau provider in the
                              micrographics industry.

David S. Wendell              Mr. Wendell is a Senior Vice President of the Company, a
  Age 46                      position he has held since February 2000. He was also a
                              Director of the Company from the date of the merger until
                              his resignation on February 28, 2000. Prior to the merger, he had been the President and Chief Operating Officer and a
                              Director of Old Iron Mountain since November 1995. After
                              practicing law with Brown & Wood, Mr. Wendell joined Old
                              Iron Mountain in 1984, where he served in a variety of
                              positions. Prior to November 1995, he was Executive Vice
                              President, Atlantic Area and prior to 1991, he was Vice
                              President, New England Region. He holds a Master of Business
                              Administration degree from Harvard Business School and a
                              Juris Doctor degree from the University of Virginia.

BOARD AND COMMITTEE MEETINGS

    During the fiscal year ended December 31, 1999, the Board of Directors of Old Iron Mountain held four regular meetings and five special meetings, and took one action by written consent. Each incumbent Director who was then in office attended at least 75% of the aggregate number of meetings of the Board of Directors of Old Iron Mountain and all committees thereof on which such Director served. The Board of Directors of the Company has a standing Audit Committee, Executive Committee and Compensation Committee, and a Stock Incentive Plan Subcommittee of the Compensation Committee (the "Option Plan Subcommittee"). Old Iron Mountain did not and we will not have a nominating committee. During the fiscal year ended December 31, 1999, the Audit Committee of Old Iron Mountain held six meetings, the Executive Committee of Old Iron Mountain held one meeting and took three actions by written consent, the Compensation Committee of Old Iron Mountain held one meeting and the Option Plan Subcommittee of Old Iron Mountain held one meeting and took two actions by written consent.

    The Audit Committee consists of Messrs. Boden (Chairman), Little and Dauten. The Audit Committee consults with our independent public accountants regarding the plan for our annual audit, reviews with the public accountants their audit report and related management letter, reviews the performance of the independent public accountants and their fees, reviews our internal accounting control policies and procedures and considers and recommends the selection of our independent public accountants.

    The Executive Committee consists of Messrs. Ryan (Chairman), Reese, Pierce and Bailey. Between meetings of the Board of Directors, the Executive Committee exercises all the powers of the Board of Directors in the management and direction of the business and affairs of the Company to the extent not otherwise prohibited by law, the Board of Directors or our Amended and Restated Bylaws or Amended and Restated Articles of Incorporation. The vote of three of the four members of the Executive Committee is required for the Executive Committee to take action.

    The Compensation Committee consists of Messrs. Little (Chairman), Boden, Ryan and Bailey. The Compensation Committee provides recommendations to the Board regarding our compensation policies and programs and is also responsible for establishing and modifying the compensation for all of our executive officers.

    The Option Plan Subcommittee consists of Messrs. Little (Chairman) and Boden, both of whom are "outside" and "non-employee" directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), respectively. The Option Plan Subcommittee administers the Iron Mountain Incorporated 1995 Stock Incentive Plan (the "Stock Incentive Plan"), including the grant of stock options thereunder to all employees, including executive officers, the Iron Mountain/ATSI 1995 Stock Option Plan, the Iron Mountain Incorporated 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), the Nonqualified Stock Option Plan of Pierce Leahy Corp. and the Pierce Leahy Corp. 1997 Stock Option Plan, and recommends the adoption of, and any amendments to, all stock incentive plans. The Option Plan Subcommittee also administers the Iron Mountain Incorporated Executive Deferred Compensation Plan, a nonqualified deferred compensation plan (the "Executive Deferred Compensation Plan").

IRON MOUNTAIN DIRECTOR COMPENSATION

    Directors who are employees of the Company do not receive additional compensation for serving as Directors. Each Director who is not an employee of the Company receives an annual retainer fee of $5,000 as compensation for his or her services as a member of our Board of Directors and $500 for attendance at committee meetings. In addition, we have a program by which we grant our nonemployee Directors options to purchase $100,000 of our Common Stock every three years. Each option is granted under the Stock Incentive Plan, has an exercise price equal to fair market value (as defined in the Stock Incentive
Plan) as of the date of grant, vests in equal quarterly amounts over a period of three years and has a ten year term. All Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of our Board of Directors or committees thereof, and for other expenses incurred in their capacities as Directors.

    Old Iron Mountain paid a total of $34,000 in cash for Directors fees in respect of services for 1999.

                             EXECUTIVE COMPENSATION

OLD IRON MOUNTAIN

    The following table provides certain information concerning compensation earned by the Chief Executive Officer and the other four most highly compensated executive officers of Old Iron Mountain measured as of December 31, 1999 (the "Old Iron Mountain Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION      LONG-TERM COMPENSATION
                                                      -------------------   ----------------------------
                                                                            NUMBER OF
                                                                              SHARES
                                                                            UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR      SALARY     BONUS      OPTIONS     COMPENSATION(1)
---------------------------                --------   --------   --------   ----------   ---------------
C. Richard Reese.........................    1999     $358,000   $250,000          0          $3,200
  Chairman of the Board and                  1998     $308,538   $190,000          0          $4,000
  Chief Executive Officer                    1997     $298,381   $200,000          0          $4,000

David S. Wendell(2)......................    1999     $243,800   $171,000          0          $3,200
  President and Chief Operating Officer      1998     $224,981   $138,588          0          $4,000
                                             1997     $221,723   $150,000     47,244          $4,000

John F. Kenny, Jr........................    1999     $218,300   $153,000     26,765          $3,200
  Executive Vice President and               1998     $192,788   $135,000          0          $2,400
  Chief Financial Officer                    1997     $166,723   $150,000    158,268          $2,400

Harold E. Ebbighausen....................    1999     $193,300   $ 80,000     35,690          $3,200
  President of Arcus Data Security, Inc.     1998     $148,269   $ 10,000          0          $2,400
                                             1997     $128,213   $ 49,365     16,536          $    0

Robert P. Swift(3).......................    1999     $160,268   $ 64,107     11,895          $2,870
  Executive Vice President of Iron           1998     $150,750   $ 30,150          0          $5,000
  Mountain Records Management, Inc.          1997     $145,542   $ 54,991          0          $4,000

------------------------

(1) Reflects Old Iron Mountain's matching contribution to The Iron Mountain Companies 401(k) Plan for each individual. Amounts shown for 1999 are estimated maximum contributions; the actual contributions have not yet been calculated.

(2) Mr. Wendell is currently the Senior Vice President.

(3) Following the merger of Old Iron Mountain and Pierce Leahy, Mr. Swift is no longer classified as an executive officer of the Company.

    The following table sets forth certain information concerning the grant of options to purchase Old Iron Mountain common stock to the Old Iron Mountain Named Executive Officers during the year ended December 31, 1999.

                             OPTION GRANTS IN 1999

                                                                                             POTENTIAL REALIZABLE
                                                  PERCENT OF                                   VALUE AT ASSUMED
                                    NUMBER OF    TOTAL OPTIONS                                   ANNUAL RATES
                                    SECURITIES    GRANTED TO                                 OF STOCK APPRECIATION
                                    UNDERLYING   EMPLOYEES IN                                 FOR OPTION TERM(1)
                                     OPTIONS      FISCAL YEAR      EXERCISE     EXPIRATION   ---------------------
NAME AND PRINCIPAL POSITION          GRANTED         1999        PRICE ($/SH)      DATE         5%         10%
---------------------------         ----------   -------------   ------------   ----------   --------   ----------
John F. Kenny, Jr. ...............    26,765         6.18%         $33.625      9/12/2009    $565,988   $1,434,325
  Executive Vice President and
  Chief Financial Officer

Harold E. Ebbighausen.............    35,690         8.24%         $33.625      9/12/2009    $754,722   $1,912,612
  President of Arcus Data
  Security, Inc.

Robert P. Swift(2)................    11,895         2.75%         $33.625      9/12/2009    $251,539   $  637,448
  Executive Vice President of
  Iron Mountain Records
  Management, Inc.

------------------------

(1) Potential Realizable Value is based on the assumed growth rates for an assumed ten-year option term. Five percent annual growth results in a common stock price per share of $54.77, and ten percent annual growth results in a common stock price per share of $87.21, respectively, for such term. The actual value, if any, an executive may realize will depend on the excess of the market price of the common stock over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the amounts reflected in this table.

(2) Following the merger of Old Iron Mountain and Pierce Leahy, Mr. Swift is no longer classified as an executive officer of the Company.

    The following table sets forth certain information with respect to stock options during the year ended December 31, 1999 exercised by, and the unexercised options to purchase Old Iron Mountain common stock held by, the Old Iron Mountain Named Executive Officers. Mr. Reese does not have any options.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                         NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS AT              IN-THE-MONEY OPTIONS AT
                               SHARES                      DECEMBER 31, 1999           DECEMBER 31, 1999(1)
                              ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME AND PRINCIPAL POSITION  ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------  -----------   --------   -----------   -------------   -----------   -------------
David S. Wendell(2).......      1,200      $24,825      211,444         73,631      $6,536,461     $1,766,883
  President and Chief
  Operating Officer

John F. Kenny, Jr. .......          0      $     0      155,453        155,693      $3,885,510     $2,766,105
  Executive Vice President
  and Chief Financial
  Officer

Harold E. Ebbighausen.....          0      $     0       18,764         53,712      $  338,139     $  498,831
  President of Arcus Data
  Security, Inc.

Robert P. Swift(3)........          0      $     0       49,700         25,753      $1,576,424     $  449,462
  Executive Vice President
  of Iron Mountain Records
  Management, Inc.

------------------------

(1) Based on a year-end value of $38.59375 per share, less the exercise price.

(2) Mr. Wendell is currently the Senior Vice President of the Company.

(3) Following the merger of Old Iron Mountain and Pierce Leahy, Mr. Swift is no longer classified as an executive officer of the Company.

PIERCE LEAHY

    The following table provides certain information concerning compensation earned by the Chief Executive Officer and the other five most highly compensated executive officers of Pierce Leahy measured as of December 31, 1999 (the "Pierce Leahy Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                                  -----------------------       -----------------------------
                                                                                NUMBER OF
                                                                                  SHARES
                                                                                UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR          SALARY         BONUS          OPTIONS         COMPENSATION
---------------------------        --------       --------       --------       ----------       ------------
J. Peter Pierce..................    1999         $267,981       $192,500              0           $2,587(1)
  President and                      1998         $250,000       $ 110,00              0           $5,744(1)
  Chief Executive Officer            1997         $250,000       $ 87,760              0           $7,122(1)

Ross M. Engelman.................    1999         $144,385       $ 82,500          5,500           $2,074(2)
  Vice President                     1998         $130,000       $ 60,000              0           $4,149(2)
  Operations-South                   1997         $130,000       $ 45,635         34,750           $5,212(2)

J. Michael Gold..................    1999         $144,385       $ 82,500          5,500           $2,086(3)
  Vice President                     1998         $130,000       $ 60,000              0           $4,153(3)
  Operations-Northeast               1997         $130,000       $ 45,635         34,750           $3,890(3)

Douglas B. Huntley...............    1999         $144,385       $ 82,500          5,500           $2,074(4)
  Vice President and                 1998         $130,000       $ 60,000              0           $4,153(4)
  Chief Financial Officer            1997         $130,000       $ 45,635         34,750           $5,442(4)

Joseph A. Nezi...................    1999         $144,385       $134,500(5)       5,500           $2,529(6)
  Vice President                     1998         $130,000       $112,000(5)      24,750           $3,667(6)
  Sales & Marketing                  1997         $130,000       $ 97,635(5)           0           $6,385(6)

Christopher J. Williams..........    1999         $144,385       $ 82,500          5,500           $2,086(7)
  Vice President                     1998         $130,000       $ 60,000              0           $4,244(7)
  Operations-West                    1997         $130,000       $ 45,635         34,750           $5,442(7)

------------------------

(1) Included in such amounts for 1999, 1998 and 1997, respectively, are $1,966, $2,400 and $2,250 representing an employer match under the Pierce Leahy Corp. Profit Sharing/401(k) Plan (the "Pierce Leahy 401(k) Plan"), and $621, $1,659 and $1,872 in net premiums for a guaranteed term life insurance policy on behalf of Mr. Pierce. In addition, included in such amounts for 1998 and 1997, respectively, are $1,685 and $3,000 representing profit sharing contributions made by Pierce Leahy to the Pierce Leahy 401(k) Plan. We anticipate making a profit sharing contribution to the Pierce Leahy 401(k) Plan with respect to 1999, but the amount of such contribution has not yet been determined.

(2) Included in such amounts for 1999, 1998 and 1997, respectively, are $1,966, $2,296 and $2,245 representing an employer match under the Pierce Leahy 401(k) Plan, and $108, $168 and $158 in net premiums for a guaranteed term life insurance policy on behalf of Mr. Engelman. In addition, included in such amounts for 1998 and 1997, respectively, are $1,685 and $2,809 representing profit sharing contributions made by Pierce Leahy to the Pierce Leahy 401(k) Plan. We anticipate making a profit sharing contribution with respect to 1999, but the amount of such contribution has not yet been determined.

(3) Included in such amounts for 1999, 1998 and 1997, respectively, are $1,966, $2,302 and $900 representing an employer match under the Pierce Leahy 401(k) Plan, and $120, $166 and $192 in net premiums for a guaranteed term life insurance policy on behalf of Mr. Gold. In addition, included in such amounts for 1998 and 1997, respectively, are $1,685 and $2,798 representing profit sharing contributions made by Pierce Leahy to the Pierce Leahy 401(k) Plan. We anticipate making a profit sharing contribution with respect to 1999, but the amount of such contribution has not yet been determined.

(4) Included in such amounts for 1999, 1998 and 1997, respectively, are $1,966, $2,302 and $2,250 representing an employer match under the Pierce Leahy 401(k) Plan, and $108, $166 and $192 in net premiums for a guaranteed term life insurance policy on behalf of Mr. Huntley. In addition, included in such amounts for 1998 and 1997, respectively, are $1,685 and $3,000 representing profit sharing contributions made by Pierce Leahy to the Pierce Leahy 401(k) Plan. We anticipate making a profit sharing contribution with respect to 1999, but the amount of such contribution has not yet been determined.

(5) Includes $52,000, $52,000 and $52,000 paid as commissions in 1999, 1998 and
    1997, respectively.

(6) Included in such amounts for 1999, 1998 and 1997, respectively, are $1,966, $957 and $2,250 representing an employer match under the Pierce Leahy 401(k) Plan, and $563, $1,025 and $1,135 in net premiums for a guaranteed term life insurance policy on behalf of Mr. Nezi. In addition, included in such amounts for 1998 and 1997, respectively, are $1,685 and $3,000 representing profit sharing contributions made by Pierce Leahy to the Pierce Leahy 401(k) Plan. We anticipate making a profit sharing contribution with respect to 1999, but the amount of such contribution has not yet been determined.

(7) Included in such amounts for 1999, 1998 and 1997, respectively, are $1,966, $2,302 and $2,250 representing an employer match under the Pierce Leahy 401(k) Plan, and $120, $257 and $192 in net premiums for a guaranteed term life insurance policy on behalf of Mr. Williams. In addition, included in such amounts for 1998 and 1997, respectively, are $1,685 and $3,000 representing profit sharing contributions made by Pierce Leahy to the Pierce Leahy 401(k) Plan. We anticipate making a profit sharing contribution with respect to 1999, but the amount of such contribution has not yet been determined.

    The following table sets forth certain information concerning the grant of options to purchase Pierce Leahy common stock to the Pierce Leahy Named Executive Officers during the year ended December 31, 1999.

                             OPTION GRANTS IN 1999

                                                                                                POTENTIAL REALIZABLE
                                                     PERCENT OF                                   VALUE AT ASSUMED
                                       NUMBER OF    TOTAL OPTIONS                                   ANNUAL RATES
                                       SECURITIES    GRANTED TO                                 OF STOCK APPRECIATION
                                       UNDERLYING   EMPLOYEES IN                                 FOR OPTION TERM(1)
                                        OPTIONS      FISCAL YEAR      EXERCISE     EXPIRATION   ---------------------
NAME AND PRINCIPAL POSITION             GRANTED         1999        PRICE ($/SH)      DATE         5%          10%
---------------------------            ----------   -------------   ------------   ----------   ---------   ---------
Ross M. Engelman.....................    5,500          3.3%           $23.18       1/1/2009     $80,178    $203,186
  Vice President Operations-South

J. Michael Gold......................    5,500          3.3%           $23.18       1/1/2009     $80,178    $203,186
  Vice President Operations-Northeast

Douglas B. Huntley...................    5,500          3.3%           $23.18       1/1/2009     $80,178    $203,186
  Vice President and Chief Financial
  Officer

Joseph A. Nezi.......................    5,500          3.3%           $23.18       1/1/2009     $80,178    $203,186
  Vice President Sales & Marketing

Christopher J. Williams..............    5,500          3.3%           $23.18       1/1/2009     $80,178    $203,186
  Vice President Operations-West

------------------------

(1) The options were granted under the Pierce Leahy Corp. 1997 Stock Option Plan and vest in five equal annual installments beginning on the first anniversary of the date of grant.

(2) Illustrates the value that might be received upon exercise of options immediately prior to the assumed expiration of their term at the specified compounded rates of appreciation based on the market price for Pierce Leahy common stock when the options were granted. Assumed rates of appreciation are not necessarily indicative of future stock performance.

    The following table sets forth certain information with respect to the exercise of stock options during the year ended December 31, 1999 by, and the unexercised options to purchase Pierce Leahy common stock of, the Pierce Leahy Named Executive Officers.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                            NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                 OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                  SHARES                      DECEMBER 31, 1999           DECEMBER 31, 1999(1)
                                 ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME AND PRINCIPAL POSITION     ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------     -----------   --------   -----------   -------------   -----------   -------------
Ross M. Engelman..............         0      $      0     149,821        49,071       $5,171,587     $1,583,567
  Vice President
  Operations-South

J. Michael Gold...............         0      $      0     149,821        49,071       $5,171,587     $1,583,567
  Vice President
  Operations-Northeast

Douglas B. Huntley............     5,500      $101,700     144,321        49,071       $4,980,823     $1,583,567
  Vice President and
  Chief Financial Officer

Joseph A. Nezi................         0      $      0     108,636        61,415       $3,681,343     $1,739,489
  Vice President
  Sales & Marketing

Christopher J. Williams.......         0      $      0     149,821        49,071       $5,171,587     $1,583,567
  Vice President
  Operations-West

------------------------

(1) The value of unexercised in-the-money options is based on the difference between the last sale price of a share of Common Stock as reported by the New York Stock Exchange (the "NYSE") on December 31, 1999 ($39.32, as adjusted for the one-for-ten stock dividend paid on January 14, 2000) and the exercise price of the options, multiplied by the number of options.

    In connection with the merger of Old Iron Mountain and Pierce Leahy, all options granted to Messrs. Engelman, Gold, Huntley, Nezi and Williams under the Nonqualified Stock Option Plan of Pierce Leahy Corp. that had not vested prior to the merger vested upon the completion of the merger. The numbers of shares subject to the options accelerated were 11,883, 11,883, 11,883, 8,155 and 11,833, respectively.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OLD IRON MOUNTAIN

    The Compensation Committee of Old Iron Mountain consisted entirely of Directors who were not employees of Old Iron Mountain. It was the Compensation Committee's responsibility to review, recommend and approve Old Iron Mountain's compensation policies and programs, including all compensation for the Chief Executive Officer and the other executive officers of Old Iron Mountain for the fiscal year ended December 31, 1999.

    The Option Plan Subcommittee consisted entirely of directors who were both "non-employee" directors within the meaning of Rule 16b-3 under Section 16 of the Exchange Act and "outside" directors within the meaning of Section 162(m) of the Code and the regulations thereunder, so that grants of options under the Stock Incentive Plan to executive officers were exempt under Rule 16b-3 and eligible for the "performance-based" exception of Section 162(m) of the Code. The Option Plan Subcommittee administered the Stock Incentive Plan and in exercise of that function determined what grants of stock options, restricted stock and stock appreciation rights thereunder were to be made to the Chief Executive Officer and the other executive officers of Old Iron Mountain. The Option Plan Subcommittee also administered the Iron Mountain/ATSI 1995 Stock Option Plan, although no additional grants were made under that plan, the Employee Stock Purchase Plan and the Executive Deferred Compensation Plan.

    The purpose of the Stock Incentive Plan is to encourage key employees, Directors and consultants of the Company who render services of special importance to, and who contribute materially to the success of, the Company to continue their association with the Company by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth. The Option Plan Subcommittee of Old Iron Mountain made stock option grants to Messrs. Kenny, Ebbighausen and Swift in 1999.

    The purpose of the Employee Stock Purchase Plan is to provide employees of the Company with the opportunity to acquire a proprietary interest in the Company by providing favorable terms for them to purchase the Company's Common Stock.

    The Executive Deferred Compensation Plan is maintained for the purpose of providing deferred compensation to a select group of management and highly compensated employees of the Company. This plan is expected to encourage the continued employment of the participating employees whose management and individual performance are largely responsible for the success of the Company and to facilitate the recruiting of key management and highly compensated employees required for the continued growth and profitability of the Company.

    The Compensation Committee of Old Iron Mountain determined the salary levels of Old Iron Mountain's executive officers, including the Chief Executive Officer, for fiscal year 1999, and the Compensation Committee of the Company determined the amounts of bonuses paid in 2000 for performance in fiscal year 1999. The compensation policies implemented by the Compensation Committee, which combine base salary and incentive compensation in the form of cash bonuses and long-term stock options, are designed to achieve the operating and acquisition strategies and goals of the Company. In particular, in determining bonuses paid in 2000 in respect of 1999 and salary levels for fiscal year 1999, the Compensation Committee took into account the past or expected future contributions of each executive officer to the Company's strategic goals, especially the efforts of each such officer in connection with (1) pursuing and effecting the offering and sale of 5,750,000 shares of Old Iron Mountain's common stock and $150,000,000 in principal amount of 8 1/4% Senior Subordinated Notes due 2011 of Old Iron Mountain to augment available funding for Old Iron Mountain's growth strategy, (2) pursuing and entering into an Agreement and Plan of Merger with Pierce Leahy and (3) increasing Old Iron Mountain's growth rate by successfully identifying, acquiring and integrating other records management businesses, while at the same time maintaining Old Iron Mountain's internal growth.

    Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the chief executive officer or any of the four most highly compensated other executive officers, to the extent that this compensation is not "performance-based" within the meaning of Section 162(m). Although the Compensation Committee has not adopted any specific rules with respect to this issue, its general policy, subject to all then prevailing relevant circumstances, is to attempt to structure the compensation arrangements of the Company to maximize deductions for federal income tax purposes.

                                          COMPENSATION COMMITTEE
                                          ARTHUR D. LITTLE, CHAIRMAN
                                          CONSTANTIN R. BODEN
                                          VINCENT J. RYAN
                                          CLARKE H. BAILEY

CHANGE OF CONTROL ARRANGEMENT

    The Stock Incentive Plan provides for acceleration of the vesting of options and stock appreciation rights if the Company or any wholly owned subsidiary of the Company is a party to a merger or consolidation (whether or not the Company is the surviving corporation) in any transaction or series of related transactions and there is a "Limited Change of Control" of the Company. A Limited Change of Control occurs if after the merger or consolidation
(1) individuals who immediately prior to the merger or consolidation served as members of the Board of Directors of the Company no longer constitute a majority of the Company Directors or the board of directors of the surviving corporation and (2) the voting securities of the Company outstanding immediately prior to the merger or consolidation do not represent (either by remaining outstanding or upon conversion into securities of the surviving corporation) more than 50% of the voting power of the securities of the Company or the surviving corporation immediately after the merger or consolidation. The merger of Old Iron Mountain and Pierce Leahy did not constitute a Limited Change of Control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors of the Company consists of Mr. Little, who is the Chairman, and Messrs. Boden, Ryan and Bailey.
Mr. Reese is a member of the investment committee of Schooner and a Trustee of Schooner Capital Trust, the sole member of Schooner. Mr. Ryan is the Chairman of the Board and principal stockholder of Schooner Capital Trust.

CERTAIN TRANSACTIONS

REAL ESTATE TRANSACTIONS

    Iron Mountain Records Management, Inc., a subsidiary of the Company ("IMRM"), was the tenant under a lease dated January 1, 1991 for a 31,500 square-foot building in Houston, Texas. The owner of the building was IM Houston
(CR) Limited Partnership, a Texas limited partnership, of which Mountain
Realty, Inc., a Massachusetts corporation whose sole shareholder is Mr. Ryan, was the sole general partner, and the limited partners of which were Messrs. Reese and Doggett. IMRM paid annual rent of approximately $99,326 for the year ended December 31, 1998. As tenant, IMRM was responsible for taxes, insurance and maintenance. Iron Mountain Statutory Trust-1998 ("IMST"), a non-affiliated entity formed to acquire and lease records storage properties to IMRM, purchased the property from IM Houston (CR) Limited Partnership in January 1999 for a purchase price of approximately $930,000. The purchase price was determined through an independent appraisal of the property. IMRM leases the space from IMST and will continue to use the space as a records management facility. The prior lease and the acquisition of the property by IMST were, in the opinion of management, on commercially reasonable terms and no less favorable to IMRM than could have been obtained from an unaffiliated party at the time of the transactions.

    Schooner leases space from us at our corporate headquarters. Such lease is a tenancy-at-will and may be terminated by either us or by Schooner at any time. As consideration for such lease, Schooner pays rent to us based on its pro rata share of all expenses related to the use and occupancy of the premises. The rent paid by Schooner to Old Iron Mountain under such lease was approximately $93,930 in the year ended December 31, 1999, and Schooner currently pays annual rent of approximately $98,182. We believe that the terms of this lease are no less favorable to us than would have been negotiated with an unrelated third party.

    IMRM leases from four separate limited partnerships the headquarters of our paper records storage operations in King of Prussia, Pennsylvania and one facility in each of Suffield, Connecticut, Orlando, Florida and Charlotte, North Carolina. J. Peter Pierce, the Company's President, is the general partner of three of the limited partnerships and members of the Pierce family and their affiliates own substantial limited partnership interests in each of the four limited partnerships. IMRM's lease for the headquarters of our paper records storage operations expires on April 30, 2003, without any renewal options; however, a purchase and sale agreement for the building has been signed, and the lease is expected to be terminated on April 30, 2000. The leases for the Suffield, Orlando and Charlotte facilities terminate on December 31, 2005, October 31, 2004 and August 31, 2001, respectively. Each of such leases contains two five-year renewal options. The aggregate rental payments by Pierce Leahy for such properties during 1999 was approximately $902,000. We believe that the terms of these leases are no less favorable to us than would have been negotiated with unrelated third parties.

OTHER TRANSACTIONS

    Old Iron Mountain paid compensation of approximately $186,110 for the year ended December 31, 1999 to Mr. T. Anthony Ryan. Mr. Ryan is Vice President, Real Estate, of the Company and is the brother of Mr. Vincent J. Ryan, a Director of the Company. We believe that the terms of Mr. Ryan's employment are no less favorable to us than would be negotiable with an unrelated third party.

    Pierce Leahy provided an annual pension in the amount of $96,000 to Leo W. Pierce, Sr., the Chairman Emeritus of the Board of Directors of the Company and the beneficial owner of approximately 13.7% of our Common Stock, for the year ended December 31, 1999. We will continue to provide a pension to Mr. Pierce, or his spouse, if she survives him, in 2000.

PERFORMANCE GRAPH

OLD IRON MOUNTAIN

    The following graph compares the percentage change in the cumulative total return on Old Iron Mountain's common stock to the cumulative total returns of the S&P 500 Index, the Nasdaq Stock Market (U.S.) Index and the S&P Small Cap 600 Index for fiscal years 1999, 1998, 1997 and for the portion of 1996 that Old Iron Mountain's common stock was traded on The Nasdaq Stock Market's National Market. Old Iron Mountain traded on the Nasdaq National Market through
April 20, 1999 and began trading on the NYSE on April 21, 1999. SEC rules require the inclusion of both the old equity market index (the Nasdaq Stock Market (U.S.) Index) and the new equity market index (the S&P 500 Index) for the transition year. This comparison assumes an investment of $100 on February 1, 1996 and the reinvestment of any dividends.

                COMPARISON OF 47 MONTH CUMULATIVE TOTAL RETURN*
                        OLD IRON MOUNTAIN INCORPORATED,
            THE NASDAQ STOCK MARKET (U.S.) INDEX, THE S&P 500 INDEX
                        AND THE S&P SMALL CAP 600 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2/1/96  DEC-96  DEC-97  DEC-98  DEC-99
OLD IRON MOUNTAIN INCORPORATED     100  189.06  224.99  338.08  368.55
NASDAQ STOCK MARKET (U.S.)         100  122.42  150.01  211.38  381.88
S & P 500                          100  118.91  158.59  203.90  246.81
S & P SMALLCAP 600                 100  121.06  152.03  156.18  175.55

DOLLARS

         *ASSUMES $100 INVESTED ON FEBRUARY 1, 1996.
         ASSUMES DIVIDENDS REINVESTED.
         FISCAL YEAR ENDED DECEMBER 31, 1999.

PIERCE LEAHY

    The following graph compares the percentage change in the cumulative total return on Pierce Leahy's common stock to the cumulative total returns of the S&P 500 Index and the Russell 2000 Index for fiscal years 1999 and 1998 and for the portion of 1997 that Pierce Leahy's common stock was traded on the NYSE. This comparison assumes an investment of $100 on July 1, 1997 and the reinvestment of any dividends.

                COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN*
                     AMONG PIERCE LEAHY, THE S&P 500 INDEX
                           AND THE RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    7/2/97  DEC-97  DEC-98  DEC-99
PIERCE LEAHY CORP.     100   83.67  104.08  176.53
S & P 500              100  110.74  142.39  172.35
RUSSELL 2000           100  114.99  107.57  105.97

DOLLARS

         *ASSUMES $100 INVESTED ON JULY 2, 1997.
         ASSUMES DIVIDENDS REINVESTED.
         FISCAL YEAR ENDED DECEMBER 31, 1999.

                                     ITEM 2
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    Subject to ratification by the shareholders, the Board of Directors has selected the firm of Arthur Andersen LLP as our independent public accountants for the current year. Arthur Andersen LLP served as the independent public accountants for Old Iron Mountain from 1988 through 1999.

    Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from shareholders.

    If the shareholders do not ratify the selection of Arthur Andersen LLP as our independent public accountants, the selection of accountants will be reconsidered by the Board of Directors.

REQUIRED VOTE

    The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to ratify the selection of Arthur Andersen LLP to serve as our independent public accountants for the current fiscal year. For purposes of determining the number of votes cast, only those cast "For" or "Against" are included, and any abstentions or broker non-votes will not count in making that determination.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP.

                             ADDITIONAL INFORMATION

OTHER MATTERS

    The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires that our executive officers and Directors, and persons who own more than ten percent of a registered class of our equity securities file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, Directors and ten percent shareholders are also required by SEC rules to furnish to us copies of all Section 16(a) reports that they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that they were not required to file Form 5s, we believe that, during the fiscal year ended December 31, 1999, the executive officers, Directors and ten percent shareholders of both Old Iron Mountain and Pierce Leahy complied with all Section 16(a) filing requirements applicable to such persons.

PROPOSALS OF SHAREHOLDERS

    We expect to hold our 2001 Annual Meeting on May 24, 2001. A shareholder who intends to present a proposal at the 2001 Annual Meeting of Shareholders and who intends to conduct his or her own proxy solicitation must submit the proposal to us not later than February 27, 2001 and not earlier than January 29, 2001.

    A shareholder who intends to present a proposal at the 2001 Annual Meeting of Shareholders for inclusion in our 2001 proxy statement and proxy card relating to that meeting must submit the proposal by December 29, 2000. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the SEC, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to our principal executive office, at the address stated herein, and should be directed to the attention of the Chief Financial Officer.

                                          By Order of the Board of Directors,
                                          GARRY B. WATZKE, SECRETARY

April 28, 2000

                                  DETACH HERE

                                    PROXY

                          IRON MOUNTAIN INCORPORATED

                               745 ATLANTIC AVENUE
                          BOSTON, MASSACHUSETTS 02111

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints C. RICHARD REESE, J. PETER PIERCE and JOHN F. KENNY, JR., and each of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated on the reverse hereof, all the Common Stock, $.01 par value per share, of Iron Mountain Incorporated held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Annual Meeting of Shareholders to be held on June 1, 2000 at 10:00 a.m., local time, or any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

---------------------                                  --------------------
    SEE REVERSE          CONTINUED AND TO BE SIGNED        SEE REVERSE
        SIDE                 ON REVERSE SIDE                  SIDE
---------------------                                  --------------------

                     [LOGO OF IRON MOUNTAIN INCORPORATED]

Dear Shareholder                                              April 28, 2000

     It is a pleasure to invite you to the Company's 2000 Annual Meeting in Boston, Massachusetts on Thursday, June 1, 2000, at 10:00 a.m., local time, at the offices of Sullivan & Worcester LLP, One Post Office Square, 23rd Floor, Boston, Massachusetts.

     The Annual Report to Shareholders, Notice of Meeting, proxy statement and form of proxy are included herein. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

     The vote of every shareholder is important. Mailing your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

     PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY. YOUR COOPERATION WILL BE GREATLY APPRECIATED.

     Your Board of Directors and management look forward to greeting those shareholders who are able to attend.

                                           Sincerely,

                                           C. RICHARD REESE
                                           Chairman of the Board and
                                             Chief Executive Officer

                                  DETACH HERE

/X/ Please mark
    votes as in
    this example.

1. Election of the following Directors:                  2. Ratification of the selection by the     FOR  AGAINST  ABSTAIN
                                                            Board of Directors of Arthur             / /    / /      / /
   NOMINEES: (01) Kent P. Dauten,                           Andersen LLP as independent
             (02) Arthur D. Little,                         public accountants for 2000.
             (03) J. Peter Pierce and
             (04) C. Richard Reese                       3. In their discretion, the Proxies
                                                            are authorized to vote upon such other
       FOR                   WITHHOLD                       business as may properly come before the meeting.
      / /                      / /

/ / ___________________________________                  MARK HERE IF YOU PLAN TO ATTEND THE MEETING  / /
    For all nominees except as
    noted above                                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  / /

                                                         Note: Please sign exactly as your name appears hereon.
                                                         Joint owners should each sign. When signing as attorney,
                                                         executor, administrator, trustee or guardian, please give
                                                         full title as such. If a corporation, please sign in full
                                                         corporate name by an authorized officer or if a partnership, please sign in full partnership name by an authorized
                                                         person.


Signature: ____________________ Date: ______________     Signature ___________________  Date: _________